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                                  EXHIBIT 10.23

                      AMENDED AND RESTATED PROMISSORY NOTE
            (for acquisition of IGEN International, Inc. Common Stock
                       under the 1994 Stock Option Plan)
                          Effective as of July 22, 2000
                             Gaithersburg, Maryland

WHEREAS, on July 22, 2000, IGEN International, Inc. ("IGEN" or the "LENDER") made a loan in the sum of Two million and Sixty thousand and Five hundred dollars ($2,060,500.00) (the "LOAN") to the undersigned (the "Borrower") pursuant to the authority granted by a resolution of the Board of Directors of the Lender in July 2000 (the "RESOLUTION"); and

WHEREAS, the Lender and the Borrower now wish to amend the promissory note evidencing the Loan to correct the terms of the Loan to make the terms consistent with the Borrower's and the Lender's intention and with the Resolution.

FOR VALUE RECEIVED, the undersigned (the "BORROWER") promises to pay to the order of IGEN International, Inc., ("IGEN" or the "LENDER") the sum of Two million and Sixty thousand and Five hundred dollars ($2,060,500.00), together with interest thereon as set forth below, at 16020 Industrial Drive, Gaithersburg, Maryland 20877, or at such other place as the Lender may designate without offset. This instrument is referred to as the "NOTE."

A.   SPECIFIC TERMS

     1. INTEREST: From the date hereof until repayment, interest shall accrue hereunder at a rate of 6.62% per annum and will compound and be payable annually. Interest payable hereunder shall be calculated for the actual days elapsed on the basis of a 365-day year.

     2. PAYMENTS: The entire principal amount and any accrued and unpaid interest shall become due and payable on July 22, 2007 or as accelerated under Section A(3) or B(3) below, whichever occurs first.

     3. ACCELERATION: This Note will become due and payable not later than the thirtieth (30th) day after the Borrower's employment with IGEN ceases for any reason.

     4. SECURITY: To secure payment of this Note, the Borrower has transferred, pledged and granted a first priority security interest in, and delivered to the Lender his certificates for, one hundred thousand (100,000) shares of IGEN Common Stock (the "COLLATERAL"). The fair market value of the Collateral at least equals the amount borrowed under this Note on the date it was signed.

B.   GENERAL CONDITIONS

     1. The Lender shall apply all of the Borrower's payments and prepayments first to any accrued and unpaid interest and then to the unpaid principal balance of this Note. Payment by the Borrower of any amount due under this Note shall consist of delivery to the Lender of either cash, bank cashier's or certified check payable to the Lender without endorsement. Payment of principal or interest may be made prior to the date upon which it is due without penalty.

     2. Upon the occurrence of any one or more of the Events of Default set forth under Section B(3) below, the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereunder, shall, at the Lender's option, become immediately due and payable without notice of demand of any kind.


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     3.  An "EVENT OF DEFAULT" shall mean the occurrence of any one or more of the following events:

         (a) the failure by the Borrower to pay when due any amount due hereunder;

         (b) if the Borrower shall become insolvent or shall generally not pay his debts as they become due, or shall file a voluntary petition under any Federal insolvency legislation (the "BANKRUPTCY ACT") seeking liquidation, reorganization or to effect a plan or other arrangement with creditors, or shall be unable, or shall admit in writing his or her inability to pay his debts as they become due, or shall file an answer admitting the jurisdiction of the Bankruptcy Court and the material allegations of any involuntary petition filed pursuant to the Bankruptcy Act, or an order for relief under the Bankruptcy Act shall be entered, or if the Borrower shall make an assignment or arrangement or enter into a trust indenture for the benefit of its creditors, or shall apply for, consent to, or suffer the appointment of any receiver or trustee for any of his property; or

         (c) if any lien, writ of attachment or execution or any similar process is imposed, issued or levied against the Collateral or all or a substantial part of Borrower's other property, which judgment, lien, writ or process is not discharged, released, stayed, bonded or vacated within fifteen (15) days after its entry, imposition, issue or levy.

     4. In an Event of Default, the Lender shall have the right to proceed to collect the indebtedness due under this Note by action or proceeding against the Collateral or against the Borrower or against both the Collateral and the Borrower, without first having to exhaust its remedies against any other collateral or party, and such action or proceeding shall not be construed as a waiver of any other rights or powers to proceed thereafter against any other collateral or party. In an Event of Default, the Lender shall have all rights in the Collateral provided by the Uniform Commercial Code.

     5. No delay or omission by the Lender in exercising or enforcing any of its powers, rights, privileges, remedies, or discretions hereunder shall operate as a bar thereto on that occasion or on any other occasion. No waiver of any default hereunder or as otherwise provided by law shall operate as a waiver of or bar to any other default hereunder, or as a continuing waiver.

     6. The Borrower shall pay all costs and expenses, including, without limitation, reasonable attorney's and expert's fees, expenses and disbursements, in connection with the protection or enforcement of any of the Lender's rights against the Borrower and against or with respect to the Collateral, whether or not suit is instituted by or against the Lender.

     7. The Borrower hereby waives presentment, demand, notice of maturity, dishonor, protest and notice of protest, and also waives any delay on the part of the Lender. The Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Lender with respect to this Note and the Collateral.

     8. This Note shall be binding upon the Borrower and the Borrower's respective heirs, executors, administrators, successors, assigns and representatives, and shall inure to the benefit of the Lender and its successors, endorsees and assigns.

     9. The captions in this Note are for convenience only and do not constitute part of this instrument.

     10. The Borrower represents and warrants to the Lender that he or she has the full power and authority to execute the Note and that this Note constitutes a valid, binding and enforceable obligation of the Borrower.


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     11. Upon any transfer or assignment of this Note by the Lender, the
     Collateral held under this Note at the time of transfer or assignment may be delivered to the assignee or transferee, who shall thereupon become vested with all the rights and powers given to the Lender herein.

     12. This Note shall be governed by the laws of the State of Maryland, excluding its conflicts of laws, principles, and courts sitting in the State of Maryland shall provide the exclusive forum for the resolution of any disputes hereunder.






WITNESS the following signatures.

                                           /s/ SAMUEL J. WOHLSTADTER
                                           -------------------------
                                           Signature of Borrower

                                           Printed Name and Address of Borrower:

                                           SAMUEL J. WOHLSTADTER
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                                           16020 INDUSTRIAL DRIVE
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                                           GAITHERSBURG, MD  20877
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